NOTICE ABOUT THIS PRESENTATION ABOUT FORWARD LOOKING STATEMENTS: This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders Equity Capital Preservation Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments

SHAREHOLDERS EQUITY ($ in millions) $1,500 $1,000 $500 1998 2000 2002 2004 2006E $2,000 See Notice About This Presentation

SHAREHOLDERS EQUITY ($ in millions) 2003 $1,000 2004 $1,300 $1,700 2006 Estimate $2,000 2005 See Notice About This Presentation

RETURN ON EQUITY 2003 16% 2004 16% 15% 2006 Estimate 18% 2005 See Notice About This Presentation

GROWTH IN BOOK VALUE (per share data) 2003 $ 10.91 2004 $ 12.97 $15.29 2005 2006 Estimate $17.75 See Notice About This Presentation

OPERATIONS

EXECUTIVE MANAGEMENT Edward Ellis Age 63 EVP & CFO Robert Thomas Age 42 SVP - Credit & Surety Farid Nagji Age 40 SVP - Office of Chairman Michael Schell Age 55 EVP - Property & Casualty Barry Cook Age 45 EVP - International

OPERATIONS (Subsidiaries / Divisions) Michael Schell (Property & Casualty) Houston Casualty Company U.S. Specialty Insurance Company Avemco Insurance Company PIA HCC Global (US) Covenant Underwriters Craig Kelbel (Life, Accident & Health) HCC Life Insurance Company Perico Life Insurance Company HCC Specialty Underwriters Robert Thomas (Credit & Surety) American Contractors Indemnity Company United States Surety Company HCC Credit Underwriters HCC Indemnity Guaranty Barry Cook (International) HCC International Insurance Company HCC Europe HCC Global (International) Rattner Mackenzie

OPERATIONS MANAGEMENT (U. S.) Andrew Stone Age 41 HCC Global (Hartford) Carl Petty, Jr. Age 59 Perico Life (St. Louis) Richard Klein Age 59 HCC Surety (Maryland) Adam Pessin Age 34 HCC Surety (Los Angeles) Elder Brown Age 53 CUL (New Orleans) Laurence Donnelly Age 47 HCCIG (NYC) William Hubbard Age 45 HCC Specialty (Boston) Michael Donovan Age 45 Aviation (Houston)

OPERATIONS MANAGEMENT (International) Steven Ahern Age 45 RML (London) Russell Benzies Age 46 Illium (London) Michel Pascual Age 38 HCC Europe (Madrid) Charles Manchester Age 44 HCC International (London) Matthew Fairfield Age 40 HCC Global (Barcelona) James Davidson Age 59 Credit & Surety (Leicester)

OPERATIONS (Lines of Business) Michael Schell (Property & Casualty) Aviation Directors' & Officers' Professional Indemnity Kidnap & Ransom Marine Employers Practice Liability Craig Kelbel (Life, Accident & Health) Medical Stop Loss Group Life Products Disability Contingency Robert Thomas (Credit & Surety) Surety Credit Financial Guarantee Barry Cook (International) Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit Accident & Health

NET WRITTEN PREMIUM ($ in millions) 2003 $900 2004 $1,100 $1,500 2005 2006 Estimate $1,900 See Notice About This Presentation

FINANCIALS

BALANCE SHEET

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low debt to total capital ratio of 16% Low Risk Investment Portfolio Assets of more than $7.0 Billion

NET LOSS RESERVES ($ in millions) 2002 $500 2003 $700 $1,100 2004 2005 $1,500 See Notice About This Presentation

CASH FLOW ($ in millions) 2002 $175 2003 $530 $670 2004 2005 $625 See Notice About This Presentation

INVESTMENT ASSETS ($ in millions) 2002 $1,200 2003 $1,700 $2,500 2004 2005 $3,300 See Notice About This Presentation

1st Qtr Tax Exempt Securities 35 Short Term Investments 26 Other 4 Taxable Securities 35 Taxable Securities - 35% Average Rating - AA+ Average Maturity: 2.7 years Duration: 2.4 years Tax Exempt Securities - 35% Average Rating - AAA Average Maturity: 12.6 years Duration: 7.2 years Other 4% December 31, 2005 $3,300 million Short Term Investments - 26% CONSERVATIVE INVESTMENT PORTFOLIO

TOTAL ASSETS ($ in millions) 2002 $3,700 2003 $4,900 $5,900 2004 2005 $7,100 See Notice About This Presentation

INCOME STATEMENT

REVENUE: NET EARNED PREMIUM ($ in millions) 2003 $700 2004 $1,000 $1,400 2005 2006 Estimate $1,600 See Notice About This Presentation

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2003 $143 2004 $182 $134 2005 2006 Estimate $120 See Notice About This Presentation

REVENUE: INVESTMENT INCOME ($ in millions) 2003 $47 2004 $65 $99 2005 2006 Estimate $120 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 $950 2004 $1,300 $1,600 2005 2006 Estimate $1,900 See Notice About This Presentation

NET EARNINGS ($ in millions) 2003 $144 2004 $163 $196 2005 2006 Estimate $300 See Notice About This Presentation

NET EARNINGS PER SHARE 2003 $1.49 2004 $1.65 $1.79 2005 2006 Estimate $2.55 See Notice About This Presentation

GENERAL INFORMATION DIVERSIFICATION 17 operating units MANAGEMENT DEPTH Strong management including 11 entrepreneurs LONG TERM INVESTMENT ROE 13% last 5 years despite 9/11 and hurricane activity in 2004 and 2005 BV per share growth of 17% during same period Dividend increased 10 years consecutively